                                                                    Exhibit 32.1


                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002






                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Merck & Co., Inc. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 13, 2003                 /s/ Raymond V. Gilmartin
                                          -------------------------------------
                                   Name:  Raymond V. Gilmartin
                                   Title: Chairman, President and Chief
                                          Executive Officer